UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 6, 2007 (May 16, 2006)

American Enterprise Development Corporation
(Exact name of registrant as specified in its charter)

Texas	000-50526	76-0649310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2544 Tarpley Rd., Suite 104
Carrollton, Texas 75006
(Address of principal executive offices including zip code)

(972) 418-0225
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On May 23, 2006, American Enterprise Development Corporation (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") reporting, among other things, the Company's Stock Exchange Agreement with Havoc Distribution, Inc. ("Havoc"). In accordance with the rules and regulations of the Securities Exchange Act of 1934, as amended, the Company has included audited financial statements of Havoc and pro forma financial statements giving effect to the merger in this First Amendment to the Original Form 8-K (the "Amended Form 8-K"). In this Amended Form 8-K, the Company is amending and replacing Items 1.01, 2.01 and 9.01 of the Original Form 8-K in their entirety as set forth below. The remainder of the information contained in the Original Report is not amended hereby.

Item 1.01 Material Agreements.

On May 16, 2006, the Company entered into a material definitive Stock Exchange Agreement ("Exchange Agreement") with Havoc Distribution, Inc. ("Havoc"), to acquire all of the 15 million issued and outstanding shares of Havoc in exchange for 45 million shares of unregistered common stock of the Company. As a result of the Exchange Agreement, Havoc became wholly owned by the Company.

The parties agreed to reserve shares of common stock for future issuance based upon the achievement of certain performance milestones by Havoc. If Havoc's revenue for fiscal 2007 exceeds $60 million, but does not exceed $75 million, then the Company will issue an additional 15 million of the Company's shares to the Havoc sellers set forth in the Exchange Agreement. Alternatively, if Havoc generates revenue in excess of $75 million in fiscal 2007, then the Company will issue 30 million additional shares to the Havoc sellers set forth in the Exchange Agreement.

The Company's former Chairman, Jonathan Gilchrist, was a less than 10% shareholder of Havoc and a consultant to Havoc prior to the date of the acquisition.

The foregoing is qualified in its entirety by reference to the Exchange Agreement, which was filed as an exhibit to the original Current Report on Form 8-K filed with the Securities and Exchange Commission on May 23, 2006 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The description in Item 1.01 of this Current Report on Form 8-K/A is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

See "Financial Statements" beginning on page F-1.

(b) Pro Forma Financial Information

See "Financial Statements" beginning on page F-1. Havoc was formed in January 2006. Thus, the pro forma financials statements attached hereto do not include any pro forma financials statements as of December 31, 2005.

(c) Exhibits

Exhibit 10.1 Stock Exchange Agreement dated May 16, 2006. (1)

___________
(1) Incorporated herein by reference from the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 23, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ENTERPRISE DEVELOPMENT CORPORATION

Date: August 6, 2007	By: /s/ C.K. Williams
C.K. Williams
Chief Executive Officer and President

HAVOC DISTRIBUTION, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders of
Havoc Distribution, Inc.
(A Development Stage Company)
Houston, Texas

We have audited the accompanying balance sheet of Havoc Distribution, Inc. (A Development Stage Company) as of March 31, 2006 and the related statements of operations, changes in stockholders' deficit and cash flows for the period from January 9, 2006 (date of inception) through March 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Havoc Distribution, Inc. (A Development Stage Company) at March 31, 2006, and the results of its operations and its cash flows for the period from January 9, 2006 (date of inception) through March 31, 2006 in conformity with generally accepted accounting principles in the United States.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As reflected in the financial statements, the Company has incurred substantial losses during its development stage and is experiencing liquidity problems associated with its lack of operations and working capital, which raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As more fully discussed in the accompanying notes to the financial statements, the Company has entered into material agreements and contracts with related individuals and entities owned by related individuals that have resulted in material transactions and balances with these related parties. Also, as further noted in the accompanying notes to the financial statements, the Company has made unsecured loans to an affiliated company from the proceeds of its debentures. These loans are not part of the Company's normal business activities and were not disclosed in the Company's private placement memorandum which was used to solicit the sale of the Company's debentures. Refer specifically to notes B, E and H for additional information on this matter.

\S\ JAMES B. MCELRAVY, CPA., P.C.
Houston, Texas
June 27, 2007

HAVOC DISTRIBUTION, INC.
(a Development Stage Company)
BALANCE SHEET
MARCH 31, 2006

ASSETS
CURRENT ASSETS
Cash	$ 169,689
Loan to affiliated company	25,000
TOTAL CURRENT ASSETS	194,689

OTHER ASSETS
Deferred financing costs	26,686
Licenses and trademarks	132,000

TOTAL OTHER ASSETS	158,686

TOTAL ASSETS	$ 353,375

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable	$ 1,000
Due to sellers of license and trademarks	89,500
Due to El Pegasu International	10,000
Accrued payroll	18,000
Accrued interest payable	1,317

TOTAL CURRENT LIABILITIES	119,817

DEBENTURES PAYABLE	294,000
STOCKHOLDERS' DEFICIT
Common stock, $.001 par value, 50 million shares authorized, 15 million shares issued and outstanding	15,000
Additional paid-in capital - Deficit accumulated during the development stage	(75,442)

TOTAL STOCKHOLDERS' DEFICIT	(60,442)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ 353,375

See accompanying notes.

HAVOC DISTRIBUTION, INC.
 (a Development Stage Company)
STATEMENT OF OPERATIONS
FOR THE PERIOD JANUARY 9, 2006 (Date of Inception) THROUGH MARCH 31, 2006

NET SALES	$ -
COST OF GOODS SOLD	-
Gross Profit	-

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
Salaries	36,000
Legal and professional	18,591
Compensation, issuance of the Company's common stock for services rendered by the founders of the Company	13,000
Licensing fees	1,000
Bank charges	727
Office expense	4,038
Amortization expense	1,160

TOTAL SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	74,516
Operating Loss	(74,516)
OTHER INCOME (EXPENSE)
Interest income	391
Interest expense	(1,317)

TOTAL OTHER EXPENSE	(926)

LOSS BEFORE INCOME TAX EXPENSE	(75,442)
INCOME TAX EXPENSE	-
NET LOSS	$ (75,442)

See accompanying notes.

HAVOC DISTRIBUTION, INC.
 (A Development Stage Company)
STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
FOR THE PERIOD JANUARY 9, 2006 (Date of Inception) THROUGH MARCH 31, 2006

	Common Stock	Additional Paid-In Capital	Accumulated Deficit	Total
BALANCE, JANUARY 9, 2006	$ -	$ -	$ -	$ -
STOCK ISSUANCE TO FOUNDERS FOR SERVICES RENDERED	13,000	-	-	13,000
STOCK ISSUED TO PURCHASE LICENSES AND TRADEMARKS	2,000	-	-	2,000
NET LOSS	-	-	(75,442)	(75,442)
BALANCE, MARCH 31, 2006	$ 15,000	$ -	$ (75,442)	$ (60,442)

See accompanying notes.

HAVOC DISTRIBUTION, INC.
 (A Development Stage Company)
STATEMENT OF CASH FLOWS
FOR THE PERIOD JANUARY 9, 2006 (Date of Inception) THROUGH MARCH 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$ (75,442)
Adjustments to reconcile net loss to net cash provided by operating activities Amortization	1,160
Compensation, issuance of the Company's common stock for services rendered by the founders of the Company	13,000
Changes in operating assets and liabilities:
Accounts payable	1,000
Due to sellers of license and trademarks	89,500
Accrued payroll	18,000
Accrued interest payable	1,317

Total adjustments	123,977

NET CASH PROVIDED BY OPERATING ACTIVITIES	48,535
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of licenses and trademarks from related party	(120,000)
Loan to affiliated company	(25,000)
NET CASH USED BY INVESTING ACTIVITIES	(145,000)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from debenture offering	294,000
Payment of financing costs	(27,846)
NET CASH PROVIDED BY FINANCING ACTIVITIES	266,154
NET INCREASE IN CASH	169,689
CASH, BEGINNING OF PERIOD	-
CASH, END OF PERIOD	$ 169,689

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for: Interest	$ -
Income taxes	$ -

SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND FINANCING ACTIVITIES:
Issuance of common stock to purchase licenses and trademarks	$ 2,000
Issuance of payable to El Pegasu International to purchase licenses and trademarks	$ 10,000

See accompanying notes.

NOTE A	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description Of The Business - Havoc Distribution, Inc. ("Havoc" or "the Company") is a Texas Corporation in the development stage, formed January 9, 2006, with plans to manufacture and distribute energy drinks if its primary business plan can be developed and if adequate operating capital can be raised and other operational matters resolved.

Acquisition of Havoc Worldwide Distributions, LLC assets - On January 26, 2006, the Company acquired the assets of Havoc Worldwide Distributions, LLC, a company related through common ownership whose primary asset was the "Havoc" trademark name. This acquisition, costing $132,000 was funded through the issuance, to the sellers who are related to the Company due to multiple ownership interests of related enterprises and transactions, of 2,000,000 shares of the Company's common stock at par amounting to $2,000, the payment by the Company of $120,000 to the sellers in four equal monthly installments, and the transfer of 1,000,000 of El Pegasu International, Inc. common shares to the sellers for which the Company has recorded a liability amounting to $10,000 to El Pegasu International, Inc., a company related by common ownership, for the right to have the El Pegasu International shares issued by El Pegasu International, Inc. to the sellers of Havoc Worldwide Distributions, LLC. Because the "Havoc" trademark name does not at this time have any tangible value (due primarily to fact that the product has yet to be marketed, thus no revenues or profits have been earned and no market acceptance has been determined or formed), and the Havoc common shares issued in this transaction do not have any current market value, the shares issued were valued by management of the Company using the Company's common stock par value of $.001 amounting to $2,000. In the event this product does not reach the market, or generate sufficient revenues to become a viable product, its value will become impaired and written down to its then estimated value which may be zero.

The acquisition agreement also calls for the payment of compensation to the two sellers of the assets of Havoc Worldwide Distributions, LLC as follows: cash bonuses amounting to 10% of the Company's net revenue per quarter and salaries amounting to $6,000 per month to each of the two sellers for the period February 2006 through July 2006 and $8,000 per month to each seller thereafter. Until such time that the Company commences operations, and generates profits and positive cash flows, if ever, the Company will pay this compensation from the proceeds of the convertible debentures as further discussed below and in Note F.

On February 23, 2006, the Company commenced offering two-year, 10% unsecured, convertible debentures to provide funding for the Company's operations to raise capital for this new venture. This debt funding is more fully described in Note F to these financial statements.

Use of Estimates - In preparing financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenue and expenses in the statement of operations. Actual results could differ from those estimates.

NOTE A	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Cash and Cash Equivalents - For purposes of the statement of cash flows, Havoc considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Concentrations of Credit Risk - Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and trade receivables. The Company places its cash with high credit quality financial institutions. At times, such amounts may exceed the FDIC limits; however, these deposits typically may be redeemed upon demand and therefore, bear minimal risk. In monitoring this credit risk, the Company periodically evaluates the stability of the financial institutions. Generally, no collateral or other security is required to support customer receivables. To reduce credit risk, a customer's credit history is reviewed before extending credit. In addition, an allowance for doubtful accounts is established as needed based upon factors surrounding the credit risk of specific customers, historical trends and other information. Management is of the opinion that the loan to affiliated company at March 31, 2006 is collectible, therefore management does not believe that any allowance for doubtful accounts is necessary at this time. See Report of Independent Registered Public Accounting Firm, and Notes B, E and H.

Revenue Recognition - Havoc intends to recognize revenue, if any, when products have been shipped to the customer pursuant to a purchase order or other contractual arrangement, the sales price is fixed or determinable, and collectibility is reasonably assured. There were no sales and thus no revenues earned during the period inception to March 31, 2006. Deferred Financing Costs - The Company capitalizes costs which are a direct result of the sale of the debentures payable. These costs include concessions to broker-dealers and other costs incidental to the sale of the debentures. The Company amortizes the capitalized costs over the life of the debentures.

Impairment of Long-Lived Assets - When operations commence, Havoc intends to review the carrying value of its long-lived assets annually or whenever events or changes in circumstances indicate that the historical cost-carrying value of its assets may no longer be appropriate. Havoc intends to assess recoverability of the carrying value of the assets by estimating the future net cash flows expected to result from the assets, including eventual disposition. If the future net cash flows are less than the carrying value of the assets, an impairment loss will be recorded equal to the difference between the assets' carrying value and fair value. Should operations not commence, it is likely that the Company's assets will be substantially impaired; however the amount of that impairment cannot be determined at this time.

Income Taxes - Havoc recognizes deferred tax assets and liabilities based on differences between the financial reporting and tax bases of assets and liabilities using the enacted tax rates and laws that are expected to be in effect when the differences are expected to be recovered. Havoc provides a valuation allowance for deferred tax assets for which it does not consider realization of such assets to be more likely than not.

NOTE B	GOING CONCERN

As reflected in the accompanying financial statements, the Company has deficit working capital, no revenue generating activities, no manufacturing or distribution systems in place and has incurred a net operating loss for the period from inception to March 31, 2006. Although the Company has been engaged in fund raising efforts and hopes to commence operations soon, there is no guarantee that either the fund raising efforts or cash flows from operations, if any, will generate sufficient working capital for the Company to become a going concern. .

If the Company is unable to raise sufficient capital and fails to achieve profitable operations with positive cash flows, it will be forced to liquidate its assets in an attempt to pay creditors at which time the assets reflected on the accompanying balance sheet will be liquidated at amounts possibly substantially less than now carried on the accompanying balance sheet. Therefore, it is quite possible that should the Company liquidate, there will be insufficient cash to pay all creditors, including the debenture holders, and provide the Company's shareholders any return on their investment

On March 15, 2006, and then on May 5, 2006, the Company made unsecured loans to an affiliate of the Company that may not have the financial resources to repay the debt. If so, the loss of these loan proceeds further complicates the Company's already weak financial and operational condition. In addition, the funding of these loans may have resulted in a violation of the Company's agreement with its debenture holders.

NOTE C	COMMON STOCK

Initial Capitalization - The Company was initially capitalized through the issuance of 15 million shares, 13 million of which were founders shares issued for services rendered with an estimated value (estimates made by management of the Company) of $13,000 and 2 million shares of the Company's common stock issued at par for a value of $2,000 (as determined by management of the Company) as part of the acquisition of the assets of Havoc Worldwide Distributions, LLC. Of these shares, approximately 48% are owned by officers and directors of the Company.

NOTE D	INCOME TAXES

Havoc uses the liability method, where deferred tax assets and liabilities are determined based on the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial and income tax reporting purposes. During the period from inception to March 31, 2006, Havoc incurred net losses and, therefore, has no tax liability has been accrued in the accompanying financial statements. The net deferred tax asset of approximately $25,000, generated by the loss carry-forward has been fully reserved because management is uncertain of its future utilization.

NOTE E	RELATED PARTY TRANSACTIONS

Some of the officers and directors of the Company are also officers or directors of affiliated companies. One such company, with which the Company transacted business during the period ending March 31, 2006, was One Tall Oak Partners, LLC, which is in the business of building affordable housing in the Tyler, Texas area. On March 15, 2006, the Company made an unsecured loan from the proceeds of its debenture sale, which is not part of the Company's normal business activities, One Tall Oak Partners, LLC, a subsidiary of El Pegasu International, Inc., in the amount of $25,000 due June 15, 2006. Subsequent loans were made totaling $310,000 through the first quarter of 2007. El Pegasu paid $30,000 in the first quarter of 2007 of which $6,112.60 was interest and $23,887.40 went towards the principal. See Report of Independent Registered Public Accounting Firm and Notes A, B, and H.

NOTE F	CONVERTIBLE DEBENTURES PAYABLE

Pursuant to a Private Placement Memorandum ('the PPM") dated February 23, 2006; the Company, through a third party Broker-Dealer has offered $12 million of unsecured, two-year, 10% convertible debentures to accredited investors. The Company, at its option, may redeem these debentures at any time prior to the maturity date. As of March 31, 2006, the Company had subscriptions pursuant to the PPM totaling $294,000 of which $241,500 of net cash proceeds (net of interest payment hold back of approximately $17,000, costs paid to the Broker-Dealer and others amounting to an additional $35,500), had been funded to the Company.

At this time it is not possible to estimate the amount, if any, of additional debentures which might be sold or the amount of future proceeds, if any, that might be distributed to and received by the Company. In the event the entire $12 million of debentures are not subscribed, the operations of the Company will be limited which could affect the Company's ability to execute its business plan in a profitable manner.

The holders of these debentures may convert their debentures into common stock on the basis of $10 per share at any time prior to the repayment of the debenture by the Company. The Company will not receive any cash proceeds from a conversion of debentures to common stock. As an example, if a holder of $100,000 of the Company's debentures converts all $100,000 of the debentures into common stock, the holder would receive in exchange for the debentures, 10,000 shares of the Company's common stock and would no longer accrue any of the benefits of a debenture holder. The holders of debentures have the option to be paid interest monthly or have the interest compounded semi-annually and paid at maturity. Although the Company has set aside 1,200,000 of its common shares for possible conversion of the debentures to common stock, as of March 31, 2006, none of the debenture holders have chosen to convert any of their debentures into common shares.

Under the terms of the debenture agreement, the Company has contracted with a third-party Servicing Agent to administer the proceeds from the debenture offering. Among other provisions of the debenture agreement, the Company must maintain a deposit of three months of interest with the Servicing Agent which amounted to approximately $17,000 at March 31, 2006. The Company annually pays the Servicing Agent a fee equal to 1% of the aggregate outstanding debentures. Through March 31, 2006, the Company has paid the Servicing Agent and Broker-Dealer approximately $23,765 in non refundable fees for the services provided. In addition to the above noted fees and payments, the servicing agent also received a payment of 1,500,000 shares of the Company's common stock for services rendered to the Company.

The Broker-Dealer selling the debentures earned a non accountable expense allowance of $10,000 upon execution of the Letter of Intent to serve as the Company's Soliciting Agent and further earns, among other things, a 5% commission on any monies raised plus a 3% non-accountable expense allowance related to all debentures sold by the Company. Other broker-dealers selling the Company's debentures earn 7%. Through March 31, 2006, the Company has paid the Broker-Dealer and Servicing Agent, in the aggregate approximately $24,000. Subsequent to March 31, 2006, $ 402,000 of debentures have been sold and the Company has paid approximately $101,000 to these enterprises. If all of the debentures offered are sold, the anticipated expenditures, as reflected in the Company's unaudited PPM, include selling commissions, non-accountable expense allowance, and interest payment reserves none of which are available to the Company for its operations, will amount to approximately $840,000, $360,000, and $300,000 respectively. These unaudited future fees are non refundable and will be deducted from the proceeds of the debentures before the proceeds are distributed to the Company. Other anticipated expenditures, as outlined in the Company's unaudited PPM, to be paid from the proceeds of the offering include unaudited future production costs and marketing, as estimated by management of the Company, of approximately $10 million and operating expenses of approximately $500,000.

NOTE G	LEASES
The Company leases office space under a six month, non-cancelable operating lease that expires on September 30, 2006. It is anticipated that when this leases expires, a new agreement will be executed. Future minimum commitments by year and in the aggregate related to operating leases at March 31, 2006 are as follows:
2006	$132,674
2007	76,386
2008	29,423
2009	12,521
2010	-
Thereafter	3,812
$ 254,816

NOTE H	SUBSEQUENT EVENTS

On April 27, 2006 the Company executed a letter of intent ("the Agreement") with American Enterprise Development Company ("AEDC") to exchange all of the Company's issued and outstanding common stock in exchange for 45 million newly issued shares of AEDC. On May 16, 2006, the Boards of Directors of AEDC and Havoc Distribution, Inc. approved the transaction. This transaction closed on May 17, 2006.

The Company made unsecured loans of $310,000, which is not part of the Company's normal business activities, to One Tall Oak Partner, LLC, a related party, from the proceeds of its debentures in exchange for an unsecured note receivable in a like amount bearing interest at 6%. As reflected in its audited financial statements (as audited by another independent certified public accounting firm) at December 31, 2005, and for the period then ended, One Tall Oak Partner, LLC's parent company, El Pegasu International, Inc. had incurred operating losses, generated substantial negative cash flows from operations, had minimal cash and deficit stockholders' equity, among other negative operating and financial trends. At December 31, 2005, the independent auditors for El Pegasu International, Inc. qualified their audit opinion on this company due to substantial doubt about this company's ability to continue as a going concern. These concerns raise serious doubts that the Company will recover the amounts loaned to One Tall Oak Partner, LLC. At March 31, 2006, management of the Company did not believe that the loan receivable from One Tall Oak Partner, LLC was impaired due to these matters. Thus, no allowance for doubtful accounts has been recorded. Management continues to believe that all loans made to One Tall Oak Partner, LLC will be collected in the normal course of business, and therefore no allowance for doubtful accounts has been recorded. American Enterprise Development Corporation and Consolidated Subsidiaries Pro Forma Balance Sheet at March 31, 2006 (Unaudited)

American Enterprise Development Corporation
and Consolidate Subsidiaries
Pro Forma Balance Sheet
at March 31, 2006
(Unaudited)

	March 31, 2007	March 31, 2006
ASSETS
Cash	$ 43,806	$ 169,689
Accounts receivable net of allowances	27,910	-
Due from related parties	333,739	25,000
Inventory	214,281	-
Prepaid expenses	635,916	-
Total current assets	1,255,652	194,689

Equipment, net of depreciation	40,693	-
Investment in subsidiary	-	-
Deferred financing costs net of amortization of $104,801 and $1,160	198,996	26,686
Intangible assets	132,000	132,000
Total non-current assets	371,689	158,686

TOTAL ASSETS	$ 1,627,341	$ 353,375

LIABILITIES AND SHAREHOLDERS' DEFICIT

Accounts payable and accrued liabilities	$2,455,030	$1,000
Short term notes payable and accrued interest	103,467	117,500
Accrued payroll and related liabilities	85,224	1,317
Total current liabilities	2,643,721	119,817

Notes and debentures payable, including accrued interest of $192,559.	3,220,343	294,000
Notes payable to shareholders	7,500	-
Total non-current liabilities	3,227,843	294,000

TOTAL LIABILITIES	5,871,564	413,817

SHAREHOLDERS' (DEFICIT)/EQUITY
Common stock, $.0003 par value, 100 million shares authorized, 47,663,331 shares issued and outstanding at March 31, 2007 and 15,000,000 issued and outstanding at March 31, 2006 Additional paid in capital Retained deficit	14,299	15,000
	335,976	-
	(4,594,498)	(75,442)
Total shareholders' deficit	(4,244,223)	(60,442)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$ 1,627,341	$353,375

American Enterprise Development Corporation
 and Consolidated Subsidiaries
Pro Forma Statement of Income
For the Period Ended March 31, 2006
(Unaudited)

	American Enterprise Development Corporation, Inc	Havoc Distribution, Inc.	Consolidated
Consulting fees	$ 21,000	$ -	$ 21,000

OPERATING EXPENSES
Selling, General and Administrative	5,394	74,516	79,910
Organizational costs	4,064		4,064
Depreciation expense	321		321
Related party G & A	24,379		24,379
Interest expense - shareholders	5,997		5,997
Interest expense, net		926	926
TOTAL OPERATING EXPENSES	40,155	75,442	115,597

INVESTMENT LOSS, NET	(19,155)	(75,442)	(94,597)
Increase in net unrealized gains on investments	81,250	-	81,250

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ 62,095	$ (75,442)	$ (13,347)

BASIC AND DILUTED NET DECREASE IN NET ASSETS FROM OPERATIONS PER SHARE			($0.00)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING			47,363,331

Note: Havoc Distribution, Inc.'s inception was January 9, 2006 therefore there would be no difference in pro-froma information prior to the three month period ended March 31, 2006.

Pro-Forma Balance Sheet Information
March 31, 2006
(Unaudited)

	American Enterprise Development Corporation, Inc	Havoc Distribution, Inc.	Pro-Froma Entries		Consolidated
ASSETS
Current Assets:
Cash and cash equivalents	$ 5,819	$ 169,689	(169,689)	(a)	$ 5,819
Loan to affiliated company	-	25,000	(25,000)	(a)	-
Accounts receivable, net	16,300	-			16,300
Total Current Assets	22,119	194,689			22,119
					5,914
Office equipment and furniture, net	5,914	-
Investments at fair value	420,500	-	300,000	(a)	720,500
Deferred financing costs, net	-	26,686	(26,686)	(a)	-
Licenses and trademarks		132,000	(132,000)	(a)	-

TOTAL ASSETS	$ 448,533	$ 353,375			$ 748,533

Notes payable to shareholders	$ 403,210	$ -			$ 403,210
Accrued interest payable - shareholders	40,020	-			40,020
Accounts payable - related parties	43,111	-			43,111
Accounts payable	24,278	100,500	(100,500)	(a)	24,278
Property dividend payable	237,500	-			237,500
Accrued liabilities	-	19,317	(19,317)	(a)	-

Total Current Liabilities	748,119	119,817			748,119

Debentures payable	-	294,000	(294,000)	(a)
TOTAL LIABILITIES	748,119	413,817			748,119

NET ASSETS / (DEFICIT)
Common Stock	709	15,000	(1,500)	(a,b)	14,209
Additional paid in capital	178,951	-	286,500	(b)	465,451
Deficit accumulated during the development stage	(220,813)	(75,442)	75,442	(c)	(220,813)
Retained earnings / (deficit)	(258,433)	-			(258,433)
TOTAL NET ASSETS (DEFICIT)	(299,586)	(60,442)			(414)
TOTAL LIABLIITES AND NET ASSETS/(DEFICIT)	$ 448,533	$ 353,375			$ 748,533
(a) To reflect the acquisition of Havoc as an investment in the BDC.
(b) To adjust common stock for the 45,000,000 shares issued to acquire havoc and for the $300,000 value of the transaction.
(c) to remove the retained deficit of Havoc a result of (a) and (b) above.

Pro-Forma Statement of Operations
For the three month period ended March 31, 2006
(Unaudited)

	American Enterprise Development Corporation, Inc	Havoc Distribution, Inc.	Consolidated
Consulting fees	$ 21,000	$ -	$ 21,000

OPERATING EXPENSES
Selling, General and Administrative	5,394	74,516	79,910
Organizational costs	4,064		4,064
Depreciation expense	321	321
Related party G & A	24,379		24,379
Interest expense - shareholders	5,997		5,997
Interest expense, net	926		926
TOTAL OPERATING EXPENSES	40,155	75,442	115,597

INVESTMENT LOSS, NET	(19,155)	(75,442)	(94,597)

Increase in net unrealized gains on investments	81,250	-	81,250
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ 62,095	$ (75,442)	$ (13,347)

BASIC AND DILLUTED NET DECREASE IN NET ASSETS FROM OPERATIONS PER SHARE			($0.00)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING			47,363,331

 INDEX TO EXHIBITS

Exhibit 10.1               Stock Exchange Agreement dated May 16, 2006. (1)

___________
(1) Incorporated herein by reference from the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 23, 2006.